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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2005

INTRADO INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-29678 (Commission File Number)	84-0796285 (IRS Employee Identification No.)
1601 Dry Creek Drive, Longmont, Colorado 80503 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (720) 494-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/
/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        On June 8, 2005, Intrado Inc. agreed to a three-year extension of its wireless 9-1-1 data management services agreement with Cingular Wireless LLC. The extended contract also covers services formerly provided by Intrado to AT&T Wireless, which merged with Cingular in October 2004.

        Intrado estimates that the agreement will generate a minimum of $23 million of revenue from data management services, exclusive of any potential enhancement services, over the extended three-year term.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRADO INC. (Registrant)
Date: June 14, 2005	By:	/s/ MICHAEL D. DINGMAN, JR. Michael D. Dingman, Jr. Chief Financial Officer

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  Item 8.01. Other Events.
SIGNATURE